Supplement to the
                 Standard and Service Class Prospectuses of the
                    Lincoln Variable Insurance Products Trust
                                Dated May 1, 2006
                 as Supplemented June 30, 2006, August 25, 2006,
                     October 13, 2006, and October 17, 2006

                                   Growth Fund

On September 29, 2006, a transaction was completed whereby the asset management business of Merrill Lynch & Co., Inc., including Merrill Lynch Investment Managers, L.P. ("MLIM"), was combined with that of BlackRock, Inc. to form a new independent company that is one of the world's largest asset management firms with over $1 trillion in assets under management. BlackRock Investment Management, LLC ("BlackRock") is an indirect, wholly owned subsidiary of BlackRock, Inc. On August 14, 2006, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the "Trust") approved an interim sub-advisory agreement (the "Interim Agreement") for the Growth Fund (the "Fund") under which BlackRock would serve as the Fund's new sub-adviser following the transaction. The Interim Agreement with BlackRock became effective September 30, 2006. The Trust has filed an application for an order with the U.S. Securities and Exchange Commission ("SEC") that would exempt the Fund from certain shareholder voting requirements relative to the approval of sub-advisory agreements. If the SEC order is not granted before the Interim Agreement expires, Fund shareholders will be asked to vote to approve a sub-advisory agreement with BlackRock.

Effective September 30, 2006, the following changes are to be made to the
Prospectus:

The information for the Growth Fund in the chart on page GPD-3 is to be deleted and to be replaced with the following:

-------------------- ----------------------------------------------------------
Growth Fund          Adviser: DMC (aggregate advisory fee paid for fiscal year
                     ended December 31, 2005 was 0.74% of the fund's average
                     net assets).
                     ----------------------------------------------------------

                     Sub-Adviser: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                     Portfolio Manager: The fund is managed by a team of investment professionals who participate in the team's research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the fund's investment strategy and the day-to-day management of its portfolio. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of FAM and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

-------------------- ----------------------------------------------------------

On page G-1, the second sentence of the last paragraph under the section entitled "What are the fund's goals and main investment strategies?" is to be deleted and replaced with "Day-to-day management of the fund's securities investments has been sub-advised to BlackRock Investment Management, LLC."

On page G-3, the section entitled "Performance of Comparable Accounts" is to be deleted in its entirety and is to be replaced with the following:

Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Fund--it shows the performance of similar accounts managed by BlackRock. The chart shows the historical performance of the BlackRock Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Fund. As of December 31, 2005, the composite consisted of one mutual fund.

The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.

                                                                    For periods ended 12/31/05
                                                       ----------------- ----------------- -----------------

                                                            1 year           5 years           10 years
                                                       ----------------- ----------------- -----------------
                BlackRock Composite (1,2)                      12.52%             2.74%             0.58%
                Russell 1000 Growth Index 3                     5.26%            -3.58%             6.73%

(1) This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The returns were calculated using the performance measurement standards of the CFA Institute ("GIPS Standard"). Results may have been different if the SEC method of calculating total return had been used instead of the GIPS Standard. The results shown above represent: (i) a discretionary, fee paying, separate account under management for at least six months; (ii) reflect the reinvestment of any dividends or capital gains; and (iii) are shown after deduction of advisory, brokerage or other expenses.

(2) The BlackRock Large Cap Growth Composite (the "Composite") seeks long-term growth of capital through a diversified portfolio of equity securities of large cap companies located in the United States that the portfolio management team believes have an above average earnings prospect. The Composite creation date was September 30, 2002. The Composite consists of all unrestricted fee paying accounts with a minimum market value of $5 million at inception that the portfolio management team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite through the completion of the last full month under management. The Composite is managed against the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. BlackRock became the Fund's sub-adviser effective September 30, 2006. The performance shown occurred while members of the Fund's portfolio management team were affiliated with Merrill Lynch Investment Managers, L.P., an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. Performance presented prior to the close of business on September 30, 2002, occurred while members of Merrill Lynch Investment Managers ("MLIM") portfolio management team were affiliated with another firm within Merrill Lynch & Co., Inc. (the "Prior Firm"). Such members of the portfolio management team were the only individuals responsible for investment decisions at the Prior Firm. The staff and decision-making process remain intact and independent with MLIM. In addition, all of the assets from the Prior Firm transferred to MLIM. Performance records from the Prior Firm are available upon request. Total returns and expenses are not annualized for the first year of operations.

(3) The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 companies consist of the 1,000 largest
U.S. companies based on total market capitalization.


This Supplement is dated November 1, 2006.